DEBENTURES - RELATED PARTIES	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBENTURES - RELATED PARTIES

The following table summarizes the outstanding debentures to a related party at December 31, 2016 and 2015:

	2016	2015
Line of credit convertible debenture – related party	$-	$409,192
2014 non-convertible debenture – related party	-	25,000
Total	-	434,192
Less : Debt discount	-	(17,720)
Carrying value	-	416,472
Less: Current portion	-	(391,472)
Total long-term debentures – related party	$-	$25,000

Line of Credit Convertible Debenture

In January 2013, we entered into a line of credit convertible debenture with our President and Chief Executive Officer (the “LOC Convertible Debenture”). Under the terms of its original issuance: (1) we could request to borrow up to a maximum principal amount of $250,000 from time to time; (2) amounts borrowed bore an annual interest rate of 8%; (3) the amounts borrowed plus accrued interest were payable in cash at the earlier of January 14, 2014 or when we complete a Financing, as defined, and (4) the holder had sole discretion to determine whether or not to make an advance upon our request.

During 2013, the LOC Convertible Debenture was further amended to: (1) increase the maximum principal amount available for borrowing to $1 million plus any amounts of salary or related payments paid to Dr. Damaj prior to the termination of the funding commitment; and (2) change the holder’s funding commitment to automatically terminate on the earlier of either (a) when we complete a financing with minimum net proceeds of at least $4 million, or (b) July 1, 2016. The securities to be issued upon automatic conversion would have been either our securities that were issued to the investors in a Qualified Financing or, if the financing did not occur by July 1, 2016, shares of the our common stock based on a conversion price of $0.312 per share, 80% times the quoted market price of our common stock on the date of the amendment. The LOC Convertible Debenture bore interest at a rate of 8% per annum. The other material terms of the LOC Convertible Debenture were not changed. We recorded a debt discount for the intrinsic value of the BCF with an offsetting increase to additional paid-in-capital. The BCF was being accreted as non-cash interest expense over the expected term of the LOC debenture to its stated maturity date using the effective interest rate method.

On July 22, 2014, we agreed with our CEO to increase the principal amount that may be borrowed from $1,000,000 to $1,500,000.  All other terms of the LOC Convertible Debenture remained the same.

On August 12, 2015, the principal amount that may be borrowed was increased to $2,000,000 and the automatic termination date described above was extended to October 1, 2016. The LOC Convertible Debenture was not renewed upon expiration. The conversion price was $0.16 per share, 80% times the quoted market price of our common stock on the date of the amendment.

During the years ended December 31, 2016 and 2015, we borrowed $0 and $114, respectively, under the LOC Convertible Debenture and recorded a beneficial conversion feature of $3,444 and $8,321, respectively, for the amounts borrowed and accrued interest. We repaid the LOC Convertible Debenture balance and accrued interest in full during the year ended December 31, 2016.

January 2015 Non-Convertible Debenture - Former CFO

On January 21, 2015, we entered into a securities purchase agreement with our former Chief Financial Officer whereby we issued and sold a promissory note in the principal face amount of $55,000 and warrants to purchase up to 250,000 shares of our common stock for gross proceeds of $50,000.  We recorded an OID of $5,000 upon issuance.

The note was due on July 31, 2015 and accrued a one-time interest charge of 8% on the closing date. The warrants are exercisable for five years from the closing date at an exercise price of $0.30 per share of common stock. The warrants contain anti-dilution protection, including protection upon dilutive issuances. The principal and interest balance of $59,400 was repaid on July 31, 2015.

The warrants issued in connection with the note, are measured at fair value and classified as a liability because these warrants contain anti-dilution protection and therefore, cannot be considered indexed to our own stock which is a requirement for the scope exception as outlined under FASB ASC 815. The estimated fair value of the warrants was determined using the Probability Weighted Black-Scholes Model, resulting in a fair value of $49,999 on the date they were issued.

The allocation of the proceeds of the debt was initially recorded using the residual method, at $1, net of a debt discount of $54,999 for the fair value of the warrants and the OID. The discount was accreted as non-cash interest expense over the expected term of the note using the effective interest method and the unamortized balance was expensed upon repayment. The fair value of the warrants will be affected by changes in inputs to that model including our stock price, expected stock price volatility, the contractual term and the risk-free interest rate. We will continue to classify the fair value of the warrants as a liability until the warrants are exercised, expire or are amended in a way that would no longer require these warrants to be classified as a liability, whichever comes first. The anti-dilution protection for the warrants survives for the life of the warrants which ends in January 2020 (see Note 9).

2014 Non-Convertible Notes – Related Parties

On January 29, 2014, we issued an 8% note, in the amount of $25,000, to our President and Chief Executive Officer. The principal amount and interest were payable on January 22, 2015. This note was amended to extend the maturity date until January 22, 2017. We repaid the principal note balance and accrued interest in full in August 2016.

 On May 30, 2014, we issued an 8% debenture, in the amount of $50,000, to a member of our Board of Directors. The principal amount and interest were payable on May 30, 2015 and the repayment date had been extended to May 30, 2016. On August 5, 2015 the debenture was converted into 313,177 shares of common stock.

 On June 17, 2014, we issued an 8% debenture, in the amount of $50,000, to our former Chief Financial Officer. The principal and interest were payable on June 16, 2015 and were repaid in July 2015.

 On August 25, 2014, we issued an 8% debenture, in the amount of $25,000, to a member of our Board of Directors. The principal amount and interest were payable on August 25, 2015. In July 2015, the repayment date was extended to May 30, 2016. On August 5, 2015 the debenture was converted into 156,083 shares of common stock.

Interest Expense

We recognized interest expense on the outstanding debentures to related parties totaling $17,430 and $69,634 during the years ended December 31, 2016 and 2015, respectively. Amortization of the debt discount to interest expense during the years ended December 31, 2016 and 2015 totaled $21,164 and $122,092, respectively.